                                                                    EXHIBIT 99.1



AMBAC                                    AMBAC Indemnity Corporation
-----
                                              c/o CT Corporation Systems
                                              44 East Mifflin Street
                                              Madison, Wisconsin  53703
                                              Administrative Office:
                                              One State Street Plaza
                                              New York, New York  10004
                                              Telephone: (212) 668-0340

Certificate Guaranty Insurance Policy


Insured Obligations: $120,460,000, Capital    Policy Number:  AB0078BE
Revolving Home Equity Loan Trust
1996-1, Capital Revolving Home Equity Loan
Asset Backed Certificates, Series 1996-1      Premium:
                                              calculated as set forth
                                              in the Certificate Guaranty
                                              Insurance Endorsement
                                              attached hereto

AMBAC Indemnity Corporation (AMBAC) A Wisconsin Stock Insurance Company in consideration of the payment of the premium and subject to the terms of this Policy, hereby agrees unconditionally and irrevocably to pay to the Trustee for the benefit of the Holders of the Insured Obligations, that portion of the Insured Amounts which shall become Due for Payment but shall be unpaid by reason of Nonpayment.

AMBAC will make such payments to the Trustee from its own funds on the later of
(a) one (1) Business Day following notification to AMBAC of Nonpayment or (b) the Business Day on which the Insured Amounts are Due for Payment. Such payments of principal or interest shall be made only upon presentation of an instrument of assignment in form and substance satisfactory to AMBAC, transferring to AMBAC all rights under such Insured Obligations to receive the principal of and interest on the Insured Obligation. AMBAC shall be subrogated to all the Holders' rights to payment on the Insured Obligations to the extent of the insurance disbursements so made. Once payments of the Insured Amounts have been made to the Trustee, AMBAC shall have no further obligation hereunder in respect of such Insured Amounts.

In the event the Trustee for the Insured Obligations has notice that any payment of principal or interest on an Insured Obligation which has become Due for Payment and which is made to a Holder by or on behalf of the Trustee has been deemed a preferential transfer and theretofore recovered from its Holder pursuant to the United States Bankruptcy Code in accordance with a final, nonappealable order of a court of competent jurisdiction, such Holder will be entitled to payment from AMBAC to the extent of such recovery if sufficient funds are not otherwise available.

This Policy is noncancelable by AMBAC for any reason, including failure to receive payment of any premium due hereunder. The premium on this Policy is not refundable for any reason. This Policy does not insure against loss of any prepayment or other acceleration payment which at any time may become due in respect of any Insured Obligation, other than at the sole option of AMBAC, nor against any risk other than Nonpayment, including failure of the Trustee to make any payment due Holders of Insured Amounts.

To the fullest extent permitted by applicable law, AMBAC hereby waives and agrees not to assert any and all rights and defenses, to the extent such rights and defenses may be available to AMBAC, to avoid payment of its obligations under this Policy in accordance with the express provisions hereof.

Any capitalized terms not defined herein shall have the meaning given such terms in the endorsement attached hereto or in the Agreement.

In witness whereof, AMBAC has caused this Policy to be affixed with its corporate seal and to be signed by its duly authorized officers in facsimile to become effective as their original signatures and binding upon AMBAC by virtue of the countersignature of its duly authorized representative.


/s/ P. Lassiter                                   /s/ Stephen D. Cooke
President                                         Secretary

                                    [SEAL]


                                                  /s/ Jerry H. Pisecki
Effective Date:  September 24, 1996               Authorized Representative

                   CERTIFICATE GUARANTY INSURANCE ENDORSEMENT


Attached to and forming                    Effective Date of Endorsement:
part of Policy #AB0078BE                            September 24, 1996
issued to:


The Chase Manhattan Bank,
as Trustee for the Holders of
Capitol Revolving Home Equity Loan Asset Backed
Certificates, Series 1996-1



     For all purposes of this Policy, the following terms shall have the following meanings:

     "Agreement" shall mean the Pooling and Servicing Agreement dated as of September 1, 1996 between Chevy Chase Bank, F.S.B., as Transferor and Servicer, and The Chase Manhattan Bank, as Trustee, as such Agreement may be amended, modified or supplemented from time to time as set forth in the Agreement.

     "Certificate Account" shall mean the account created and maintained with the Trustee for the benefit of the Certificateholders and the Insurer pursuant to Section 3.2 of the Agreement.

     "Certificate Insurance Draw Amount" shall mean, with respect to any Distribution Date, the sum of (a) the amount, if any, by which (i) the aggregate of the full amounts to be distributed to the Holders of the Investor Certificates pursuant to Sections 5.1(a)(ii) and 5.1(a)(iii) of the Agreement exceeds (ii) the amount of Investor Interest Collections on deposit in the Certificate Account on the Business Day preceding such Distribution Date that is available to be applied therefor and (b) the amount, if any, required to reduce the Investor Certificate Principal Balance (after giving effect to all other amounts distributable and allocable to principal on the Investor Certificates on such Distribution Date) to the Invested Amount (after giving effect to the distributions of Investor Interest Collections and the Basis Risk Payment, if any, and Investor Principal Collections that are allocable to principal on the Investor Certificates on such Distribution Date) for such Distribution Date. Notwithstanding the foregoing, on the earlier of the Stated Maturity Date or the Dissolution Distribution Date, the Certificate Insurance Draw Amount shall equal an amount equal to the sum of (i) any amount calculated pursuant to the preceding sentence and (ii) an amount equal to the Investor Certificate Principal Balance after
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                                      -2-

giving effect to all other amounts distributed to Investor Certificateholders in reduction of the Investor Certificate Principal Balance.

     "Certificate Insurance Policy" or "Policy" shall mean this Certificate Guaranty Insurance Policy together with each and every endorsement hereto.

     "Distribution Date" shall mean the 20th day of any month (or if such 20th day is not a Business Day, the first Business Day immediately following) beginning with the First Distribution Date.

     "Due for Payment" shall mean the Business Day immediately preceding the Distribution Date on which Insured Amounts are due.

     "First Distribution Date" shall mean October 20, 1996.

     "Holder" shall mean any person who is the registered owner or beneficial owner of any Investor Certificate.

     "Insurance Agreement" shall mean the Insurance and Indemnity Agreement, dated as of September 24, 1996, among Chevy Chase Bank, F.S.B., as Transferor and Servicer, The Chase Manhattan Bank, as Trustee, and AMBAC Indemnity Corporation, as Insurer, as such Agreement may be amended, modified or supplemented from time to time.

     "Insured Amounts" shall mean, with respect to any Distribution Date, the Certificate Insurance Draw Amount for such Distribution Date.

     "Insured Payments" shall mean, with respect to any Distribution Date, the aggregate amount actually paid by the Insurer to the Trustee in respect of Insured Amounts for such Distribution Date.

     "Insurer" shall mean AMBAC Indemnity Corporation, or any successor thereto, as issuer of the Certificate Insurance Policy.

     "Investor Certificates" shall mean any one of the Certificates designated as an Investor Certificate, substantially in the form set forth in Exhibit A to the Agreement.

     "Late Payment Rate" shall mean for any Distribution Date, the greater of
(i) the rate of interest, as it is publicly announced by Citibank, N.A. at its principal office in New York, New York as its prime rate (any change in such prime rate of interest to be effective on the date such change is announced by Citibank, N.A.) plus 2% and (ii) the then applicable highest rate of interest on
                ----
the Investor Certificates. The Late Payment Rate shall be computed on the basis of a year of 360 days and the actual number of days elapsed. In no event shall the Late Payment Rate exceed the maximum rate permissible under any applicable law limiting interest rates.
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                                      -3-

     "Nonpayment" shall mean, with respect to any Distribution Date, a Certificate Insurance Draw Amount, owing in respect of such Distribution Date.

     "Premium Percentage" shall have the meaning set forth in the Insurance Agreement.

     "Reimbursement Amount" shall mean, as to any Distribution Date, the sum of
(x) (i) all Insured Payments paid by the Insurer, but for which the Insurer has not been reimbursed prior to such Distribution Date pursuant to Section 5.1(a) of the Agreement, plus (ii) interest accrued thereon, calculated at the Late
                  ----
Payment Rate from the date the Trustee received the related Insured Payments, and (y) without duplication (i) any amounts then due and owing to the Insurer under the Insurance Agreement plus (ii) interest on such amounts at the Late
                              ----
Payment Rate.

     "Trustee" shall mean The Chase Manhattan Bank or its successor-in-interest, in its capacity as trustee under the Agreement, or if any successor trustee or any co-trustee shall be appointed as provided therein, then "Trustee" shall also mean such successor trustee or such co-trustee, as the case may be, subject to the provisions thereof.

     Capitalized used herein and not otherwise defined shall have the meaning assigned to them in the Agreement.

     The Insurer hereby agrees that it shall be subrogated to the rights of Holders by virtue of any previous payment under this Policy provided that no recovery of such payment will occur unless the full amount of the Holders' allocable distributions for such Distribution Date can be made. In so doing, the Insurer does not waive its rights to seek full payment of all Reimbursement Amounts owed to it under the Agreement.

     The terms and provisions of the Agreement constitute the instrument of assignment referred to in the second paragraph of the face of this Policy.

     A premium will be payable on this Policy on each Distribution Date as provided in Section 5.1(a) of the Agreement, beginning with the First Distribution Date, in an amount equal to the product of (i) the Premium Percentage and (ii) the Investor Certificate Principal Balance on the prior Distribution Date (after giving effect to any distributions to be made on such Distribution Date); provided that on the First Distribution Date, the premium will be equal to the product of the (i) Premium Percentage and (ii) the Original Investor Certificate Principal Balance.

     The insurance provided by the Policy is not covered by the Property/Casualty Insurance Security Fund specified in Article 76 of the New York Insurance Law.

     The Policy to which this Endorsement is attached and of which it forms a part is hereby amended to provide that there shall be no acceleration payment due under the Policy unless such acceleration is at the sole option of the Insurer. The Policy is further hereby amended, to the extent necessary, to clarify that the reference to "loss of any prepayment or any other acceleration payment" in the fourth paragraph of the face of the Policy does not refer to that
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                                      -4-

portion of any shortfall, if any, in interest on any mortgage loan in any month in which such mortgage loan is paid prior to its stated maturity.

     Nothing herein contained shall be held to vary, alter, waive or extend any of the terms, conditions, provisions, agreements or limitations of the above mentioned Policy other than as above stated.

     This Policy is issued under and pursuant to, and shall be construed under, the laws of the State of New York.

     IN WITNESS WHEREOF, the Insurer has caused this Endorsement to the Policy to be signed by its duly authorized officers.

/s/ Jerry H. Pisecki                    /s/ Kevin J. Doyle
Vice President                          Secretary




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                                      A-1

                                   EXHIBIT A
                  TO THE CERTIFICATE GUARANTY INSURANCE POLICY
                  --------------------------------------------
                              Policy No. AB0078BE


                        NOTICE OF NONPAYMENT AND DEMAND
                         FOR PAYMENT OF INSURED AMOUNTS


                                         Date:  [             ]


AMBAC INDEMNITY CORPORATION
One State Street Plaza
New York, New York  10004
Attention:  General Counsel

     Reference is made to Certificate Guaranty Insurance Policy No. AB0078BE (the "Policy") issued by AMBAC Indemnity Corporation ("AMBAC"). Terms capitalized herein and not otherwise defined shall have the meanings specified in the Policy and the Agreement, as the case may be, unless the context otherwise requires.

     The Trustee hereby certifies as follows:

     1.   The Trustee is the Trustee under the Agreement for the Holders.

     2.   The relevant Distribution Date is [date].

     3. Payment on the Investor Certificates in respect of the Distribution Date is due to be received on ____________________________ under the Agreement, in an amount equal to $_____________________.

     4. There is a Certificate Insurance Draw Amount of $__________________ in respect of the Investor Certificates, which amount is an Insured Amount pursuant to the terms of the Agreement.

     5. The sum of $__________________ is the Insured Amount that is Due For Payment.

     6. The Trustee has not heretofore made a demand for the Insured Amount in respect of the Distribution Date.

     7. The Trustee hereby requests the payment of the Insured Amount that is Due for Payment be made by AMBAC under the Policy and directs that payment under the Policy be made to the following account by bank wire transfer of federal or other immediately available funds in accordance with the terms of the Policy to:
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                                      A-2

                                                      Trustee's account number.
                           --------------------------

     8. The Trustee hereby agrees that, following receipt of the Insured Amount from AMBAC, it shall (a) hold such amounts in trust and apply the same directly to the distribution of payment on the Certificates when due; (b) not apply such funds for any other purpose; (c) deposit such funds to the Certificate Account and not commingle such funds with other funds held by the Trustee and (d) maintain an accurate record of such payments with respect to each Certificate and the corresponding claim on the Policy and proceeds thereof.


                                         By:              Trustee
                                            --------------------------------

                                         Title:
                                               -----------------------------
                                                         (Officer)